UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 17, 2017, Nexstar Media Group, Inc. (formerly Nexstar Broadcasting Group, Inc. and herein referred to as “Nexstar”) completed its previously announced acquisition of Media General, Inc. (“Media General”) pursuant to an Agreement and Plan of Merger, dated as of January 27, 2016.  Substantially concurrent with this acquisition, Nexstar also completed the previously announced sale of the assets of 13 television stations in 12 markets for a total consideration of $547.8 million, plus working capital adjustments. These divestitures were made to comply with the Federal Communications Commission’s local television ownership rule and to meet the 39% U.S. television household national ownership cap. The stations sold are as follows:

Agreement Date	Buyer	Previous Owner	Station	Affiliation	Market	Price
May 10, 2016	Marquee Broadcasting, Inc.	Nexstar	KREG-TV	(a)	Denver, CO	$0.35 million
May 26, 2016	Bayou City Broadcasting Lafayette, Inc.	Nexstar	KADN-TV KLAF-LD	FOX NBC	Lafayette, LA	$40.0 million
May 26, 2016	Graham Media Group, Inc.	Nexstar Media General	WCWJ WSLS-TV	The CW NBC	Jacksonville, FL Roanoke-Lynchburg, VA	$120.0 million
June 3, 2016	Gray Television Group, Inc.	Media General	WBAY-TV KWQC-TV	ABC NBC	Green Bay, WI Davenport-Moline-Rock Island, IA	$270.0 million
June 10, 2016	USA Television MidAmerica Holdings, LLC	Nexstar Media General	WFFT-TV KQTV KIMT WTHI-TV WLFI-TV	FOX ABC CBS CBS CBS	Ft. Wayne, IN St. Joseph, MO Mason City, IA Terre Haute, IN Lafayette, IN	$115.0 million
June 30, 2016	Ramar Communications Inc.	Media General	KASA-TV	(b)	Albuquerque- Santa Fe, NM	$2.5 million

(a)	KREG-TV operated as a satellite station of Nexstar-owned CBS affiliate KREX-TV, and will not retain such affiliation post closing.
(b)	KASA-TV operated as a FOX affiliated station under Media General. It will not retain such affiliation post-closing

The six stations previously owned by Nexstar were sold for $115.6 million in cash, plus working capital adjustments (the “Nexstar Divestitures”). The seven stations previously owned by Media General were sold for a total consideration of $432.2 million, plus working capital adjustments.

Copies of the press releases are attached hereto as Exhibits 99.2 through 99.5 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Nexstar Media Group Inc. unaudited pro forma condensed financial statements giving effect to the Nexstar Divestitures is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Financial Statements.
99.2	Press Release dated January 17, 2017 (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on January 17, 2017).
99.3

Press Release dated June 13, 2016, announcing the entry into a definitive agreement to sell five stations in five markets (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 14, 2016).

99.4

Press Release dated May 27, 2016, announcing entry into definitive agreements to sell five stations in four markets (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 6, 2016).

99.5

Press Release dated June 3, 2016, announcing entry into a definitive agreement to sell two stations (Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 6, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: January 20, 2017	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Financial Statements.
99.2	Press Release dated January 17, 2017 (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on January 17, 2017).
99.3

Press Release dated June 13, 2016, announcing the entry into a definitive agreement to sell five stations in five markets (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 14, 2016).

99.4

Press Release dated May 27, 2016, announcing entry into definitive agreements to sell five stations in four markets (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 6, 2016).

99.5

Press Release dated June 3, 2016, announcing entry into a definitive agreement to sell two stations (Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on June 6, 2016).